UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 26, 2018, IDT Corporation (“IDT” or the “Registrant”) completed the spin-off of certain commercial real estate assets and interests in clinical and early stage pharmaceutical companies into Rafael Holdings, Inc. (“Rafael”). The registration statement on Form 10-12G (the “Registration Statement”) filed by Rafael under the Securities Exchange Act of 1934 became effective on December 30, 2017. The Registration Statement includes detailed information about Rafael, the spin-off and related matters. An information statement setting forth the details of the spin-off (the “Information Statement”) is being mailed to stockholders of the Registrant on or about March 27, 2018. The Information Statement can be found on the investors relations page of the Registrant’s website at http://ir.idt.net. Approval of the Spin-Off by the Registrant’s stockholders was not required.

IDT also transferred assets to Rafael such that, at the time of the spin-off, Rafael had approximately $43.8 million in cash, cash equivalents and marketable securities, $1.2 million in current notes receivable, approximately $4.0 million in interests in hedge funds and $2.0 million in securities in another entity that are not liquid. The real estate assets and pharmaceutical interests will be operated as separate lines of business. The commercial real estate holdings consist of IDT’s headquarters building and its associated garage in Newark, New Jersey, an operations facility in Piscataway, New Jersey and a portion of a building in Israel that hosts offices for IDT and its affiliates. The pharmaceutical holdings include debt and equity interests in Rafael Pharmaceuticals, Inc. (“Rafael Pharmaceuticals”), which is a clinical stage, oncology-focused pharmaceutical company committed to the development and commercialization of therapies that exploit the metabolic differences between normal cells and cancer cells, and an equity interest in Lipomedix Pharmaceuticals Ltd., an early stage, pharmaceutical development company based in Israel. The real estate assets and pharmaceutical holdings were not germane to IDT’s communications and payment services businesses. Following the spin-off, IDT’s business will consist principally of IDT Telecom’s core communications, payment services and related businesses. The Registrant effected the spin-off by distributing one share of Rafael Class A common stock for every two shares of IDT Class A common stock and one share of Rafael Class B common stock for every two shares of IDT Class B common stock held of record as of March 13, 2018, the record date for the spin-off. In connection with the completion of the spin-off, unaudited pro forma consolidated financial information of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As of March 27, 2018, there were a total of approximately 1.6 million shares of the Registrant’s Class A common stock and approximately 23.3 million shares of the Registrant’s Class B common stock outstanding.

Rafael’s Class B common stock is listed on the NYSE American under the symbol RFL.

Item 7.01. Regulation FD Disclosure.

On March 27, 2018, the Registrant and Rafael issued a joint press release announcing the consummation of the disposition of Rafael Holdings, Inc. described in Item 2.01 above. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

(d) Exhibits

99.1	Joint Press Release issued by Registrant and Rafael, dated March 27, 2018.

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IDT CORPORATION

2

IDT CORPORATION

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(unaudited)

The pro forma consolidated balance sheet as of January 31, 2018, and the pro forma consolidated statements of operations for the six months ended January 31, 2018 and for the year ended July 31, 2017 are based on the historical financial statements of the Registrant.

The pro forma condensed balance sheet as of January 31, 2018, is presented as if the disposition of Rafael Holdings, Inc., as described in item 2.01 of this Form 8-K occurred in its entirety on January 31, 2018. As set forth in Item 2.01 of this Form 8-K, as of March 26, 2018 such disposition has been consummated.

The pro forma consolidated statements of operations for the six months ended January 31, 2018 and for the year ended July 31, 2017, are presented as if the disposition of Rafael occurred on August 1, 2016. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes related thereto appearing in the Registrant’s Form 10-K for the year ended July 31, 2017 and Form 10-Q for the six months ended January 31, 2018.

Preparation of the pro forma information was based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the disposition described above had been consummated on August 1, 2016 for the pro forma consolidated statements of operations and on January 31, 2018 for the pro forma consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the disposition of Rafael have been made.

F-1

IDT CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JANUARY 31, 2018

(in thousands, except per share data)

(unaudited)

	IDT Historical	Rafael Historical (A)	Pro forma adjustments		IDT Pro forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$54,055	$(12,008)	$151	(C)	$42,198
Marketable securities	46,202	-	(31,744)	(C)	14,458
Trade accounts receivable, net	71,652	(226)			71,426
Prepaid expenses	15,915	-			15,915
Other current assets	30,733	(191)	(1,200)	(C)	29,342
Assets held for sale	138,700	-			138,700
TOTAL CURRENT ASSETS	357,257	(12,425)			312,039
Property, plant and equipment, net	88,621	(50,967)			37,654
Goodwill	11,447	-			11,447
Investments	24,350	(11,700)	(6,000)	(C)	6,650
Deferred income tax assets, net	8,653	(22)			8,631
Other assets	8,616	(2,530)			6,086
Assets held for sale	5,285	-			5,285
TOTAL ASSETS	$504,229	$(77,644)			$387,792
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$37,071	$(89)	$		$36,982
Accrued expenses	113,154	(423)			112,731
Deferred revenue	71,789	-			71,789
Other current liabilities	4,683	(20)			4,663
Liabilities held for sale	129,423	-			129,423
TOTAL CURRENT LIABILITIES	356,120	(532)			355,588
Due to IDT Corporation	-	(24,391)	24,391	(D)	-
Other liabilities	1,107	(95)			1,012
Liabilities held for sale	642	-			642
TOTAL LIABILITIES	357,869	(25,081)			357,242

EQUITY:
IDT Corporation stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000; no shares issued	-	-			-
Class A common stock, $.01 par value; authorized shares—35,000; 3,272 shares issued and outstanding	33	-			33
Class B common stock, $.01 par value; authorized shares—200,000; 25,582 shares issued and 23,280 shares outstanding	256	-			256
Additional paid-in capital/Group Equity	396,259	(40,554)	(63,363)	(E)	292,521
Treasury stock, at cost, consisting of 1,698 shares of Class A common stock and 2,302 shares of Class B common stock	(83,365)	-			(83,365)
Accumulated other comprehensive loss	(2,531)	(2,394)			(4,925)
Accumulated deficit	(173,386)	-			(173,386)
Total IDT Corporation stockholders’ equity	137,266	(42,948)			31,134
Noncontrolling interests	9,094	(9,678)			(584)
TOTAL EQUITY	146,360	(52,626)			30,550

TOTAL LIABILITIES AND EQUITY	$504,229	$(77,644)			$387,792

F-2

IDT CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2018

(in thousands, except per share data)

(unaudited)

	IDT Historical	Rafael Historical (B)	Pro forma adjustments		IDT Pro forma

REVENUES	$789,438	$(2,063)	$844	(F)	$788,219
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	673,738	-			673,738
Selling, general and administrative	102,429	(3,079)	844	(G)	100,194
Depreciation and amortization	11,408	(853)			10,555
Severance	635	-			635

TOTAL COSTS AND EXPENSES	788,210	(3,932)			785,122
Other operating expenses	(1,625)	-			(1,625)

(Loss) Income from operations	(397)	1,869			1,472
Interest income, net	648	(4)			644
Other expense, net	(456)	(257)			(713)

(Loss) Income from continuing operations before income taxes	(205)	1,608			1,403
Benefit from income taxes	99	8,443	(8,437)	(H)	105
Net loss	(106)	(10,051)			1,508
Net income attributable to noncontrolling interests	(470)	176			(294)

NET LOSS ATTRIBUTABLE TO IDT CORPORATION	$(576)	$(9,875)			$1,214
(Loss) Income per share attributable to IDT Corporation common stockholders:
Basic	$(0.02)				$0.05
Diluted	$(0.02)				$0.05

Weighted-average number of shares used in calculation of loss per share:
Basic	$24,635				24,635
Diluted	24,635				24,725

F-3

IDT CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2017

(in thousands, except per share data)

(unaudited)

	IDT Historical	Rafael Historical (B)	Pro forma adjustments		IDT Pro forma

REVENUES	$1,501,729	$(5,618)	$3,367	(F)	$1,499,478
COSTS AND EXPENSES:
Direct cost of revenues (exclusive of depreciation and amortization)	1,275,708	-			1,275,708
Selling, general and administrative	188,293	(3,728)	1,694	(G)	186,259
Depreciation and amortization	21,704	(1,669)			20,035
TOTAL COSTS AND EXPENSES	1,485,705	(5,394)			1,482,002
Other operating expenses	(10,412)	-			(10,412)
Adjustment to gain on sale of member interest in Visa Europe Ltd.	(63)	-			(63)
Income from operations	5,549	(221)			7,001
Interest income, net	1,254	(10)			1,244
Other income, net	817	27			844
Income from continuing operations before income taxes	7,620	(204)			9,089
Benefit from income taxes	2,021	66			2,087
Net income	9,641	(138)			11,176
Net Income attributable to noncontrolling interests	(1,464)	-			(1,464)
NET INCOME ATTRIBUTABLE TO IDT CORPORATION	$8,177	$(138)			$9,712

Earnings per share attributable to IDT Corporation common stockholders:
Basic	$0.35				$0.41
Diluted	$0.35				$0.41

Weighted-average number of shares used in calculation of earnings per share:
Basic	$23,182				23,182
Diluted	23,309				23,309

F-4

IDT CORPORATION

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The following is a description of the pro forma adjustments to the historical consolidated financial statements:

(A)	Reflects the removal of assets, liabilities and total equity of Rafael Holdings, Inc. as if the disposition was consummated on January 31, 2018.

(B)	Reflects the removal of the results of operations of Rafael Holdings, Inc. as if the disposition was consummated on August 1, 2016.
(C)

Reflects the contribution of approximately $31.7 million in marketable securities, less approximately $151,000 of cash and cash equivalents, such that Rafael had approximately $43.6 million in cash and cash equivalents and marketable securities at the time of the spinoff. In addition, reflects the contribution of $1.2 million in current notes receivable, approximately $4.0 million in interests in hedge funds and $2.0 million in securities in another entity that are not liquid. The $43.6 million in cash and cash equivalents and marketable securities, $1.2 million in current notes receivable, $4.0 million in interests in hedge funds, and $2.0 million in securities was made such that the funds contributed by the Registrant aggregated a total of $50.8 million, as if the disposition was consummated on January 31, 2018.

(D)	Reflects the forgiveness of Rafael Holdings’ $24.4 million Due to IDT Corporation balance.
(E)

Reflects the forgiveness of Rafael Holdings’ $24.4 million Due to IDT Corporation balance and IDT Corporation’s $38.8 million contribution ($31.7 million in marketable securities, $1.2 million in current notes receivable, $4.0 million in interests in hedge funds and $2.0 million in securities in another entity that are not liquid, less $151,000 of cash and cash equivalents) as a $63.2 million capital contribution, as if the disposition was consummated on January 31, 2018.

(F)	Reflects the adjustment for related party revenue from IDT Corporation included in Rafael Holdings’ historical financials as if the disposition was consummated on August 1, 2016.

(G)	Reflects the payment of real estate rental expense from IDT to Rafael, due to the spinoff of the real estate holdings, as if the disposition was consummated on August 1, 2016.

(H)	Reflects a deferred tax adjustment for income taxes on a consolidated basis. As of July 31, 2017, due to the projected future profitability of Rafael on a standalone basis, no valuation allowance was recorded against Rafael’s $8.4 million domestic deferred tax asset. As of August 1, 2017, Rafael amended its related party leases to more accurately reflect the space currently being used by IDT and other affiliated companies. As a result, in the six months ended January 31, 2018, Rafael recorded a valuation allowance of $8.4 million to reserve for the entirety of its domestic deferred tax asset. On a consolidated basis, this deferred tax asset had been previously reserved by IDT due to the expected future profitability from Rafael’s real estate being fully offset by losses from non-Rafael entities.

F-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Marcelo Fischer
Name: Marcelo Fischer Title: Senior VP of Finance

Dated: March 27, 2018

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EXHIBITS INDEX

Exhibit Number	Description
99.1	Joint Press Release issued by Registrant and Rafael, dated March 27, 2018.

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